EXHIBIT 10.39

                    Home Properties of New York, L.P.
                       Amendment No. Twenty-Six to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective November 16, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
------------------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
-----------------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                      Amendment No. Twenty-Eight to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective December 31, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
------------------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
----------------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                      Amendment No. Twenty-Nine to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective February 1, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in Old Friends Limited Partnership.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
------------------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
--------------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                         Amendment No. Thirty to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective February 14, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
-------------------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
---------------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                       Amendment No. Thirty-One to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective March 15, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in various entities owning the Gateside Portfolio, located in and around Philadelphia, Pennsylvania.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
--------------------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
-------------------------------------------
Ann M. McCormick
Secretary

                     MARCH 15, 2000
          SCHEDULE A
 HOME PROPERTIES OF NEW YORK,
             L.P.
PARTNERS, UNITS AND PERCENTAGE
           INTERESTS
        GENERAL PARTNER

                                                                    Number of      Percentage
NAME AND IDENTIFYING NUMBER    BUSINESS OR RESIDENCE ADDRESS        UNITS HELD      INTEREST
Home  Properties  of New York, 850 Clinton Square                  389,743.569      1.00000%
Inc.
                               Rochester, New York 14604
       LIMITED PARTNERS
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER    BUSINESS OR RESIDENCE ADDRESS        UNITS HELD      INTEREST
PREFERRED UNITS
CLASS  A  LIMITED  PARTNERSHIP
INTERESTS
Home Properties Trust          850 Clinton Square                    1,666,667      4.27632%
                               Rochester, New York 14604
SERIES B PARTNERSHIP PREFERRED
UNITS
Home Properties Trust          850 Clinton Square                    2,000,000      5.13158%
                               Rochester, New York 14604
COMMON UNITS
Home Properties Trust          850 Clinton Square               19,680,422.330     50.49582%
                               Rochester, New York 14604
Home Leasing Corporation       850 Clinton Square                      429,376      1.10169%
                               Rochester, New York 14604
Leenhouts Ventures             850 Clinton Square                        8,010      0.02055%
                               Rochester, New York 14604
Norman P. Leenhouts            850 Clinton Square                          467      0.00120%
                               Rochester, New York 14604
Nelson B. Leenhouts            850 Clinton Square                          219      0.00056%
                               Rochester, New York 14604
Arlene Z. Leenhouts            850 Clinton Square                       50,000      0.12829%
                               Rochester, New York 14604
Nancy E. Leenhouts             850 Clinton Square                       50,000      0.12829%
                               Rochester, New York 14604
Amy L. Tait                    850 Clinton Square                       11,195      0.02872%
                               Rochester, New York 14604
Amy L. Tait and                850 Clinton Square                        2,548      0.00654%
   Robert C. Tait              Rochester, New York 14604
Ann M. McCormick               850 Clinton Square                          565      0.00145%
                               Rochester, New York 14604
Ann M. McCormick and           850 Clinton Square                        1,737      0.00446%
   Patrick M. McCormick        Rochester, New York 14604
David P. Gardner               850 Clinton Square                        3,506      0.00900%
                               Rochester, New York 14604
William E. Beach               850 Clinton Square                        2,433      0.00624%
                               Rochester, New York 14604
William E. Beach and           850 Clinton Square                        3,046      0.00782%
   Richelle A. Beach           Rochester, New York 14604
Paul O'Leary                   850 Clinton Square                        3,207      0.00823%
                               Rochester, New York 14604
Richard J. Struzzi             850 Clinton Square                        2,363      0.00606%
                               Rochester, New York 14604
Robert C. Tait                 850 Clinton Square                           70      0.00018%
                               Rochester, New York 14604
Timothy A. Florczak            850 Clinton Square                          600      0.00154%
                               Rochester, New York 14604
Laurie Leenhouts               850 Clinton Square                        6,033      0.01548%
                               Rochester, New York 14604
J. Neil Boger                  27 Arlington Drive                        1,225      0.00314%
                               Pittsford, New York 14534
Joyce P. Caldarone             162 Anchor Drive                          1,225      0.00314%
                               Vero Beach, Florida 32963
Peter L. Cappuccilli, Sr.      605 Genesee Street                        6,250      0.01604%
                               Syracuse, New York 13204
Rocco M. Cappuccilli           605 Genesee Street                        6,250      0.01604%
                               Syracuse, New York 13204
Linda Wells Davey              17 Green Valley Road                      1,225      0.00314%
                               Pittsford, New York 14534
Richard J. Dorschel            32 Whitestone Lane                        1,225      0.00314%
                               Rochester, New York 14618
Elizabeth Hatch Dunn           P.O. Box 14261                            2,450      0.00629%
                               North   Palm  Beach,  Florida
                               33408
Jeremy A. Klainer              295 San Gabriel Drive                       612      0.00157%
                               Rochester, New York 14610
J. Robert Maney                506 Panorama Trail                        2,450      0.00629%
                               Rochester, New York 14625
John  A.  McAlpin  and Mary E. 6270 Bopple Hill Road                     1,225      0.00314%
McAlpin
Trustees  or  their successors Naples, New York 14512-9771
in trust
under   the   McAlpin   Living
Trust, dated
January   19,   1999  and  any
amendments thereto
George E. Mercier              99 Ridgeland Road                         1,225      0.00314%
                               Rochester, New York 14623
Harold S. Mercier Trust        c/o Star Bank N.A. Trustee                1,225      0.00314%
                               P.O. Box 1118, ML 7193
                               Cincinnati, OH 45201
Michelle Mercier               99 Ridgeland Road                         1,225      0.00314%
                               Rochester, New York 14623
Jack E. Post                   11 Oakfield Way                           1,225      0.00314%
                               Pittsford, New York 14534
Carolyn M. Steklof             144 Dunrovin Lane                         1,225      0.00314%
                               Rochester, New York 14618
William T. Uhlen, Jr.          5556 Vardon Drive                         2,450      0.00629%
                               Canandaigua, NY 14424
Lawrence R. Brattain           1200 Edgewater Drive                        500      0.00128%
                               Apartment 907
                               Lakewood, OH 44107
C. Terence Butwid              850 Clinton Square                        4,246      0.01089%
                               Rochester, New York 14604
C.O.F. Inc.                    850 Clinton Square                      332,681      0.85359%
                               Rochester, New York 14604
Conifer Development, Inc.      850 Clinton Square                       20,738      0.05321%
                               Rochester, New York 14604
Crossed Family Partnership     850 Clinton Square                        7,200      0.01847%
                               Rochester, New York 14604
Richard J. Crossed             850 Clinton Square                       68,021      0.17453%
                               Rochester, New York 14604
Kathleen M. Dunham             850 Clinton Square                          200      0.00051%
                               Rochester, New York 14604
John H. Fennessey              850 Clinton Square                       30,700      0.07877%
                               Rochester, New York 14604
Timothy D. Fournier            850 Clinton Square                        7,600      0.01950%
                               Rochester, New York 14604
Barbara Lopa                   850 Clinton Square                          100      0.00026%
                               Rochester, New York 14604
Peter J. Obourn                850 Clinton Square                       30,700      0.07877%
                               Rochester, New York 14604
John Oster                     850 Clinton Square                        4,595      0.01179%
                               Rochester, New York 14604
Eric Stevens                   850 Clinton Square                          100      0.00026%
                               Rochester, New York 14604
Tamarack Associates            c/o Mr. Timothy D. Fournier               2,316      0.00594%
                               850 Clinton Square
                               Rochester, New York 14604
Tamarack II Associates         850 Clinton Square                        2,027      0.00520%
                               Rochester, New York 14604
Burton S. August               11 Woodbury Place                         4,246      0.01089%
                               Rochester, New York 14618
Charles J. August              47 Woodbury Drive                         4,246      0.01089%
                               Rochester, New York 14618
Robert W. August               222 Shoreham Drive                        1,158      0.00297%
                               Rochester, New York 14618
John H. Cline                  35 Vick Park A                            2,316      0.00594%
                               Rochester, New York 14607
Ralph DeStephano, Sr.          1249-1/2 Long Pond Road                   2,316      0.00594%
                               Rochester, New York 14626
Gerald A. Fillmore             3800 Delano Road                          2,316      0.00594%
F/B/O Living Trust of G.A.F.   Oxford, Michigan 48371
Richard J. Katz, Jr.           136 Spyglass Lane                         2,316      0.00594%
                               Jupiter, Florida 33477
Anwer Masood, MD               1445 Portland Avenue                      2,316      0.00594%
                               Rochester, New York 14621
Ernest Reveal Family Trust     c/o J. Harrison                             976      0.00250%
 #321001810                    Chase P.O. Box 1412
                               Rochester, New York 14603
Hazel E. Reveal Marital Trust  c/o J. Harrison                           1,340      0.00344%
 #321001860                    Chase P.O. Box 1412
                               Rochester, New York 14603
Gregory J. Riley, MD           9 Beach Flint Way                         2,256      0.00579%
                               Victor, New York 14564
Thomas P. Riley                346 Beach Avenue                          2,316      0.00594%
                               Rochester, New York 14612
William G. vonberg             8 Old Landmark Drive                      2,316      0.00594%
                               Rochester, New York 14618
Howard    Weinstein,   Trustee 70 Woodland Road                          2,316      0.00594%
U/T/A
dated June 2, 1994             Short Hills, New Jersey 07078
Stephen C. Whitney             9 Devonwood Lane                            869      0.00223%
                               Pittsford, New York 14534
Mr. and Mrs. Frank Zamiara     136 Mendon-Ionia Road                     2,316      0.00594%
                               Mendon, New York 14506
The  Joseph A. Cicci Revocable c/o Case Supply                          53,000      0.13599%
Trust
                               P.O. Box 1032
                               Syracuse, New York 13201-1032
Daniel Solondz                 968 Stuyvesant Avenue                   261,678      0.67141%
                               Union, New Jersey 07063
Gaby  Solondz 1997 Trust dated 28 Fordham Road                          25,000      0.06414%
9/1/97
                               Livingston, NJ 07039
Philip J. Solondz              P.O. Box 641                            236,678      0.60727%
                               500 Morris Avenue, Suite A104
                               Springfield, NJ 07081-0641
Julia Weinstein                308 E. 72nd St., Apt. 3D                 56,051      0.14382%
                               New York, New York 10021
Peter B. Baker                 300 Park Street                           4,871      0.01250%
                               Haworth, NJ  07641
John F. Barna                  11 Hummingbird Lane                       5,977      0.01534%
                               Darien, CT 06820
Nadine L. Barna                11 Hummingbird Lane                       4,042      0.01037%
                               Darien, CT 06820
Robert E. & Barbara T. Buce    16846 Glynn Drive                         1,282      0.00329%
                               Pacific Palisades, CA 90272
Vincent   J.  Cannella  Living 14657 Amberleigh Hill Court               4,635      0.01189%
Trust
                               St. Louis, MO 63017
Andrew J. Capelli              35 Starlight Road                         3,344      0.00858%
                               Staten Island, NY 10301
John J. Chopack                202 Hedgemere Drive                         444      0.00114%
                               Devon, PA  19333
Harris R. Chorney              43 Mountain Brook Road                      705      0.00181%
                               West Hartford, CT  06117
Ralph W. Clermont              2311 Clifton Forge Drive                  1,324      0.00340%
                               St. Louis, MO 63131
Thomas J. Coffey               5 Brampton Road                             662      0.00170%
                               Malvern, PA 19355
Barbara G. Collins             2141 Ponus Ridge                          1,324      0.00340%
                               New Canaan, CT 06840
Charles T. Collins             684 Fernfield Circle                      5,942      0.01525%
                               Wayne, PA 19087
John D. Collins                2141 Ponus Ridge Road                     6,227      0.01598%
                               New Canaan, CT  06840
Patricia A. Collins            684 Fernfield Circle                        388      0.00100%
                               Wayne, PA 19087
Michael A. Conway              15 Berndale Drive                         6,227      0.01598%
                               Westport, CT  06880
Veronica A. Conway             15 Berndale Drive                         3,571      0.00916%
                               Westport, CT 06880
Mildred M. Cozine              5 Manchester Court                        1,986      0.00510%
                               Morristown, NJ 07960
William J. Cozine              5 Manchester Court                        6,663      0.01710%
                               Morristown, NJ 07960
Kenneth Daly                   1359 Shadowoak Drive                      1,104      0.00283%
                               Malvern, PA 19355
Anthony J. Del Tufo            29 Fox Glen Drive                           462      0.00119%
                               Stamford, CT 06903
Jack C. Dixon                  16 Lands End Drive                        3,589      0.00921%
                               Greensboro, NC 27408-3841
Priscilla M. Elder             230 Sundial Court                         5,788      0.01485%
                               Vero Beach, FL 32963-3469
Doris E. Ficca                 415 Lancaster Avenue, Unit 8                776      0.00199%
                               Haverford, PA 19041
John J. Ficca, Jr.             415 Lancaster Avenue - Unit 8            10,150      0.02604%
                               Haverford, PA 19041
John & Doris Ficca             415 Lancaster Avenue, Unit 8              2,295      0.00589%
                               Haverford, PA 19041
Alfred W. Fiore                27 Copper Beach Road                        444      0.00114%
                               Greenwich, CT 06830
Carol T. Fish                  38 Cedar Knoll Road                       6,006      0.01541%
                               Cockeysville, MD 21030
Jeffrey Fish                   38 Cedar Knoll Road                         450      0.00115%
                               Cockeysville, MD 21030
Joseph H. Fisher               345 W. Mountain Road                     10,600      0.02720%
                               West Simsbury, CT 06092
John A. Flack                  89  Perkins Road                            642      0.00165%
                               Grenwich, CT  06830
F. David Fowler                9724 Beman Woods Way                      1,821      0.00467%
                               Potomac, MD 20854
Freedom House Foundation       P.O. Box 67                                 200      0.00051%
                               Glen Gardner, NJ 08826-0367
James L. Goble                 10260 Strait Lane                        11,228      0.02881%
                               Dallas, TX  75229
LaVonne B. Graese              Diane M. Graese, Trustee                 49,321      0.12655%
Grantor Retained Annuity Trust 1704 Cordoba Canyon Street
dated 3/31/99                  Las Vegas, Nevada  89117
James J. Grifferty             57 Woods Lane                            23,515      0.06033%
                               Scarsdale, NY 10583
John M. Guinan                 4 Denford Drive                             778      0.00200%
                               Newtown Square, PA 19073
M. Candace Guinan              4 Denford Drive                             773      0.00198%
                               Newtown Square, PA 19073
William A. Hasler              102 Golden Gate Avenue                      923      0.00237%
                               Belvedere, CA 94920
Maxine S. Holton               12861 Marsh Landing                       6,418      0.01647%
                               Palm Beach Gardens, FL 33418
Thomas L. Holton               12861 Marsh Landing                       8,136      0.02088%
                               Palm Beach Gardens, FL 33418
Charles T. Hopkins             1121 Tintern Drive                        6,202      0.01591%
                               Ambler, PA 19002
Robert D. Huth                 44 W. Lancaster Avenue                      571      0.00147%
                               Ardmore, PA 19003
Richard Isserman               165 W. 66th Street                        4,428      0.01136%
                               Apartment 21B
                               New York, New York 10023
Thomas F. Keaveney             1420 Regatta Drive                        8,016      0.02057%
                               Wilmington, NC  28405
Patrick W. Kenny               33 Fulton Place                             642      0.00165%
                               West Hartford, CT 06107
Frank  Kilkenny  and  Irene M. 42 Highland Circle                        5,884      0.01510%
Kilkenny
  JTWROS                       Bronxville, NY 10708
Janet T. Klion                 25 Bailiwick Road                         7,608      0.01952%
                               Greenwich, CT  06831
Howard J. Krongard             9 Cornell Way                             8,387      0.02152%
                               Upper Montclair, NJ 07043
Louis E. Levy                  26 Farmstead Road                        15,586      0.03999%
                               Short Hills, NJ  07078
Sandra H. Levy                 26 Farmstead Road                         3,000      0.00770%
                               Short Hills, NJ  07078
RJL Marital Trust I            c/o William E. Logan                      2,835      0.00727%
                               3613 Sarah Drive
                               Wantagle, NY 11793
Jerome Lowengrub               7 Lee Terrace                             6,611      0.01696%
                               Short Hills, NJ  07078
Kelly Lowengrub Custodian for  30 Randall Shea Drive                       250      0.00064%
   Kaycee Lowengrub            Swansea, MA 02777-2912
Kelly Lowengrub Custodian for  30 Randall Shea Drive                       300      0.00077%
   Kate Lowengrub              Swansea, MA 02777-2912
Kelly Lowengrub Custodian for  30 Randall Shea Drive                       150      0.00038%
  Kristopher Lowengrub         Swansea, MA 02777-2912
Kelly Lowengrub                30 Randall Shea Drive                       250      0.00064%
                               Swansea, MA  02777-2912
Kenneth Lowengrub              30 Randall Shea Drive                       200      0.00051%
                               Swansea, MA  02777-2912
Michael C. Lowengrub Custodian 3 Shoreham Drive West                       250      0.00064%
for Robin Lowengrub            Dix Hills, NY 11746-6510
Michael C. Lowengrub Custodian 3 Shoreham Drive West                       450      0.00115%
for Jason Lowengrub            Dix Hills, NY 11746-6510
Nancy Lowengrub, custodian for 3 Shoreham Drive, West                      150      0.00038%
 Robin Lowengrub               Dix Hills, NY 11746
Roderick C. McGeary            1911 Waverly Street                       3,710      0.00952%
                               Palo Alto, CA 94301
United    Jewish   Appeal   of 901 Route 10                                200      0.00051%
MetroWest
                               Whippany,  New  Jersey 07981-
                               1156
Ingunn T. McGregor             Two Cherry Lane                           8,335      0.02139%
                               Old Greenwich, CT 06870-1902
Michael Meltzer                6362 Innsdale Drive                         887      0.00228%
                               Los Angeles, CA 90068
Martin F. Mertz                150 East 69th Street                      7,551      0.01937%
                               New York, New York 10021
Bernard J. Milano              134 MacIntyre Lane                          662      0.00170%
                               Allendale, NJ  07401
Burton M. Mirsky               21 Woodcrest Drive                        4,216      0.01082%
                               Morristown, NJ  07960
Thomas J. Murphy               208 N. Edmonds Avenue                       923      0.00237%
                               Havertown, PA 19083
Mary Jane & Jay Patchen        9406 Mary Tucker Cove                     1,324      0.00340%
                               Memphis, TN 38133
Michael C. Plansky             156 Beach Avenue                            802      0.00206%
                               Larchmont, NY 10538
Dorothy Powers                 9870 Huntcliff Trace                      4,158      0.01067%
                               Atlanta, GA 30350
Henry A. Quinn                 603 Benson House                        145,383      0.37302%
                               Rosemont, PA  19010
Michael G. Regan               14 Brenner Place                         10,984      0.02818%
                               Demarest, NJ 07627
Lavoy Robison                  1001 Green Oaks Drive                     2,469      0.00633%
                               Littleton, CO 80121
Eugene G. Schorr               KPMG Peat Marwick                           444      0.00114%
                               345 Park Avenue
                               New York, NY  10154
David M. Seiden                29 Hampton Road                             314      0.00081%
                               Scarsdale, NY 10583
William Simon                  KPMG Peat Marwick                        12,212      0.03133%
                               725 South Figueroa Street
                               Los Angeles, CA 90017
Dorothy L. Shanahan            123 Rotary Drive                          3,711      0.00952%
                               Summit, NJ 07901
John T. Shanahan               123 Rotary Drive                         16,442      0.04219%
                               Summit, NJ  07901
Dallas E. Smith                78083 Foxbrook Lane                         222      0.00057%
                               Palm Desert, CA 92211-1229
Edward F. Smith                1031 Lawrence Avenue                      2,194      0.00563%
                               Westfield, NJ 07090
Harold I. Steinberg Revocable  1221 Ranleigh Road                        2,855      0.00733%
   Inter   Vivos  Trust  under McLean, VA 22101
agreement
dated 5/24/91
Denis J. Taura                 90 Montadale Drive                        8,892      0.02282%
                               Princeton, NJ  08540
Shaileen & Timothy Tracy       111 Lampwick Lane                         1,100      0.00282%
                               Fairfield, CT 06430
Timothy P. Tracy Pension Trust 111 Lampwick Lane                         1,552      0.00398%
                               Fairfield, CT 06430
Edward W. Trott                97 Sea Beach Drive                        4,176      0.01071%
                               Stamford, CT 06902
Estate of William F. VanFossan 8576 Woodbriar Drive                      1,571      0.00403%
                               Sarasota, FL  34238
Katharine E. Van Riper         57 Foremost Mountain Road                 9,311      0.02389%
                               Montville, NJ 07045
Eileen M. Walsh                37 Beechwood Road                           449      0.00115%
                               Irvington, NY 10533
Lillian D. Walsh               29986 Maple View Drive                    2,835      0.00727%
                               Rainier, OR 97048
Sam Yellen                     22433 Oxnard Street                       9,938      0.02550%
                               Woodland, CA 91367
Thomas J. Yoho                 12 Indian Rock Lane                       1,572      0.00403%
                               Greenwich, CT 06830
B&L Realty Investments         21790 Coolidge Highway                   33,560      0.08611%
  Limited Partnership          Oak Park, MI 48237
Berger/Lewiston Associates     21790 Coolidge Highway                1,076,594      2.76231%
  Limited Partnership          Oak Park, MI 48237
Big Beaver-Rochester           21790 Coolidge Highway                  528,348      1.35563%
Properties limited Partnership Oak Park, MI 48237
Century Realty Investment      21790 Coolidge Highway                   99,195      0.25451%
Company Limited Partnership    Oak Park, MI 48237
Greentrees Apartments          21790 Coolidge Highway                  275,905      0.70791%
  Limited Partnership          Oak Park, MI 48237
Kingsley-Moravian Company      21790 Coolidge Highway                  376,288      0.96548%
  Limited Partnership          Oak Park, MI 48237
Stephenson-Madison Heights     21790 Coolidge Highway                  104,541      0.26823%
Company Limited Partnership    Oak Park, MI 48237
Southpointe Square Apartments  21790 Coolidge Highway                  155,623      0.39930%
  Limited Partnership          Oak Park, MI 48237
Woodland Garden Apartments     21790 Coolidge Highway                  319,860      0.82069%
  Limited Partnership          Oak Park, MI 48237
John M. DiProsa                32 Sydenham Road                          6,150      0.01578%
                               Rochester, NY 14609
Claude S. Fedele               12 Beckenham Lane                        23,765      0.06098%
                               Fairport, NY 14450
Gabriel W. Gruttadaro          6 Powder Mill Drive                      11,150      0.02861%
                               Pittsford, NY 14534
Anthony M. Julian              204 Angelus Drive                         5,575      0.01430%
                               Rochester, NY 14622
Natalie M. Julian              204 Angelus Drive                         5,575      0.01430%
                               Rochester, NY 14622
Joanne M. Lobozzo              118 Argyle Street                       165,188      0.42384%
                               Rochester, NY 14607
Geraldine B. Lynch             92 Eagle Ridge Circle                     3,922      0.01006%
                               Rochester, NY 14617
Michael E. McCusker and Elaine 6 Talbot Drive                           31,687      0.08130%
R. McCusker,  Trustees  under  Penfield, New York  14526
the Michael E. and Elaine R.
McCusker Living Trust dated
August 30, 1994
Jack P. Schifano               916 Highland Trails Avenue                3,961      0.01016%
                               Henderson, NV 89015
Stephen W. Hall                P.O. Box 370068                          92,889      0.23833%
                               Las Vegas, NV 89137-0068
Donald H. Schefmeyer           63262 Orange Road                       102,250      0.26235%
                               South Bend, IN 46614
Beverly B. Bernstein           P.O. Box 25370                           72,304      0.18552%
                               Washington, DC 20007
The Estate of Samuel Selsky    1801 East Jefferson Street               47,282      0.12132%
                               Apartment 608
                               Rockville, MD 20852
Leona Libby Feldman            575 Greensward Lane                       4,388      0.01126%
                               Delray Beach, FL 33445
Park Shirlington Apartments    c/o 11501 Huff Court                     72,304      0.18552%
 Limited Partnership           N. Bethesda, MD 20895
Lauren Libby Pearce            537 Hilarie Road                         21,938      0.05629%
                               St. Davids, PA 19807
Steven M. Reich 1976 Trust     c/o Stephen A. Bodzin Trustee            59,313      0.15218%
                               1156 15th Street, NW
                               Suite 329
                               Washington, DC 20005
Amy S. Rubenstein              252 Collingwood Street                   11,627      0.02983%
                               San Francisco, CA 94114
Barton S. Rubenstein           4003 Underwood Street                    13,689      0.03512%
                               Chevy Chase, MD 20815
Beth Dana Rubenstein           451 29th Street                          13,689      0.03512%
                               San Francisco, CA 94131
Trust U/W Daryl R. Rubenstein  c/o David Osnos                           2,062      0.00529%
 F/B/O Amy Sara Rubenstein     1050 Connecticut Avenue, NW
                               Washington, DC 20036
Lee G. Rubenstein              4915 Linnean Avenue, NW                   2,808      0.00720%
                               Washington, DC 20008
Sarah Selsky                   1801 East Jefferson Street               42,779      0.10976%
                               Apartment 608
                               Rockville, MD 20852
Tower Capital, LLC             11501 Huff Court                        279,782      0.71786%
                               N. Bethesda, MD 20895
WHC Associates, LLC            7201 Wisconsin Avenue                    83,364      0.21389%
                               Suite 650
                               Bethesda, MD 20814
Merrill Bank                   200 Bradley Place                        19,783      0.05076%
                               Apartment 305
                               Palm Beach, FL 33480
Ariel Golden Behr              151 W. 88th Street                        1,469      0.00377%
                               New York, NY 10027
Doris Berliner                 7 Slade Avenue                            2,637      0.00677%
                               Apartment 108
                               Baltimore, MD 21208
Phillip Chmar                  7 Slade Avenue                            3,830      0.00983%
                               Apartment 713
                               Baltimore, MD 21208
Louis K. Coleman               2508 Guilford Avenue                      7,152      0.01835%
                               Baltimore, MD 21218
Mark Dopkin                    6303 Lincoln Avenue                         371      0.00095%
                               Baltimore, MD 21209
Paul Goldberg                  7111 Park Heights Avenue,                   509      0.00131%
                               Apartment 712
                               Baltimore, MD 21215
Carol Golden                   P.O. Box 9691                             2,486      0.00638%
                               Jerusalem, Israel 91090
Joseph Goldman                 5250 Linnean Avenue, NW                   3,661      0.00939%
                               Washington, D.C. 20015
Dr. Milton L. Goldman          3240 Patterson Street, N.W.               8,363      0.02146%
                               Washington, D.C. 20015-1661
Samuel and Esther Hanik        5800 Nicholson Lane                      16,582      0.04255%
                               Apartment 1-903
                               Rockville, MD 20852
Muriel Hettleman Revocable     Muriel Hettleman, Trustee                 6,906      0.01772%
Trust                          1 Slade Avenue
                               Apartment 203
                               Baltimore, MD 21208
Charles Heyman                 3409 Old Post Drive                       1,406      0.00361%
                               Baltimore, MD 21208
Samuel Hillman Marital Trust   NationsBank                               9,758      0.02504%
                               c/o Anne Weisner
                               P.O. Box 830151
                               Dallas, TX 75283
Samuel Hillman Residuary Trust NationsBank                               9,758      0.02504%
                               c/o Nancy Politsch
                               100 S. Charles Street
                               Baltimore, MD 21201-2713
Marvin A. Jolson               7812 Ridge Terrace                        1,018      0.00261%
                               Baltimore, MD 21208
Hilda Kaplan,Trustee           7111 Park Heights Avenue                  6,500      0.01668%
u/r/d/t/d 10/18/99             Apartment 110
                               Baltimore, MD 21215
Isadore Kaplan Revocable Trust 7111 Park Heights Avenue                  9,324      0.02392%
                               Apartment 110
                               Baltimore, MD 21215
Milton Klein                   1 Slade Avenue                            7,305      0.01874%
                               Apartment 706
                               Baltimore, MD 21208
Dr. Lee Kress                  417 Barby Lane                            7,152      0.01835%
                               Cherry Hill, NJ 08003
Richard & Cheryl Kress         15 W. Aylesbery Road                      7,152      0.01835%
                               Suite 700
                               Timonium, MD 21093
William Kress Marital Trust    c/o Richard Kress Trustee                60,305      0.15473%
                               15 W. Aylesbery Road
                               Suite 700
                               Timonium, MD 21093
Elmer W. Leibensperger         1900 Dumont Court                           859      0.00220%
                               Timonium, MD 21093
Merrill & Natalie S. Levy      5906 Eastcliff Drive                      2,637      0.00677%
                               Baltimore, MD 21209
Gertrude Myerberg              2227 Ibis Isle Road East                 14,611      0.03749%
                               Palm Beach, FL 33480
Bertha Pollack                 7420 Westlake Terrace, #1209              2,486      0.00638%
                               Bethesda, MD 20817
Lawrence E. Putnam Family      3241 Worthington Street, NW               5,424      0.01392%
Trust                          Washington, DC 20015
Stephen F. Rosenberg           3 Greenwood Place                           367      0.00094%
                               Suite 307
                               Baltimore, MD 21208
Z. Valeere Sass, Trustee       758 Regency Lakes Drive, E501             2,637      0.00677%
                               Boca Raton, FL 33433
Isidore Schnaper               11 Slade Avenue                          10,421      0.02674%
                               Apartment 304
                               Baltimore, MD 21208
M.  Gerald  Sellman  Revocable 2 Yearling Way                           18,347      0.04707%
Trust Agreement dated November Lutherville, MD 21093
30, 1998
Dr. Albert Shapiro             100 Sunrise Avenue                       13,196      0.03386%
                               Palm Beach, FL 33480
Earle K. Shawe                 Shawe & Rosenthal                        85,085      0.21831%
                               20 S. Charles Street
                               Baltimore, MD 21201
Rhoda E. Silverman, Trustee    R. Silverman Revoc. Trust                 1,469      0.00377%
                               4701 Willard Avenue
                               Apartment 1034
                               Chevy Chase, MD 20815
Herbert J. Siegel              20   Pleasant   Ridge  Drive,           419,094      1.07531%
                               Suite A
                               Owings Mills, MD 21117
Siegel Family, LLLP            c/o Herbert J. Siegel                    31,995      0.08209%
                               20   Pleasant   Ridge  Drive,
                               Suite A
                               Owings Mills, MD 21117
Dr. Edgar Sweren               77 Seminary Farm Road                     1,018      0.00261%
                               Timonium, MD 21093
Dr. Myra Jody Whitehouse       1 Staffordshire Road                      2,085      0.00535%
                               Cherry Hill, NJ 08003
Ms. Terry Whitehouse           3706 Taylor Street                        2,085      0.00535%
                               Chevy Chase, MD 20815
Harold M. Davis                2180 Twinbrook Road                     229,754      0.58950%
                               Berwyn, PA 19312
Nicholas V. Martell            1551 Harmoneyville Road                 229,754      0.58950%
                               Pottstown, PA 19465
R.C.E. Developers, Inc.        1000 Chesterbrook Blvd                    4,642      0.01191%
                               Berwyn, PA 19312
Frances Berkowitz              29 East 64th Street                       1,358      0.00348%
                               Apartment 7D
                               New York, New York 10021
Richard A. Eisner              1107 Fifth Avenue                        10,180      0.02612%
                               New York, New York 10128
Michael Glick                  1035 Fifth Avenue                        18,664      0.04789%
                               New York, New York 10028
Ronnie Glick                   1035 Fifth Avenue                         1,696      0.00435%
                               Apartment 14B
                               New York, New York 10028
Claire Morse                   240 Lee Street                            5,090      0.01306%
                               Brookline, MA 02445-5915
Enid Morse                     840 Park Avenue                           5,090      0.01306%
                               #7/8A
                               New York, New York 10021
Lester Morse, Jr.              840 Park Avenue                          19,088      0.04898%
                               #7/8A
                               New York, New York 10021
Richard  Morse                 240 Lee Street                            6,999      0.01796%
                               Brookline, MA 02445
Leslie G. Berman               1100 Reisterstown Road #202              39,094      0.10031%
                               Baltimore, MD 21208
Norman J. Cohen Living Trust   1547 Island Lane                         17,025      0.04368%
  UAD 8/8/88                   Bloomfield Hills, MI 48302
Rochelle Fang                  135 W. 70th Street, Apt. 4F               6,767      0.01736%
                               New York, NY 10023
Aaron H. Ginsberg Living Trust Aaron H. Ginsberg, Trustee                4,597      0.01179%
  UAD 11/25/86                 30875 River Crossing
                               Bingham Farms, MI 48025
Anne Ginsberg Living Trust     Anne Ginsberg, Trustee                    4,511      0.01157%
  UAD 7/27/98                  30875 River Crossing
                               Bingham Farms, MI 48025
Sandra Greenstone              10918 Kirwick                            28,332      0.07269%
                               Houston, TX 77024
Sharon Hart                    5377 Old Pond Way                        10,215      0.02621%
                               West Bloomfield, MI 48323
Shirley Latessa                Two Fifth Avenue, #12A                    9,023      0.02315%
                               New York, NY 10011
Max Levenson Trust             Vivian Berry, Trustee                    17,025      0.04368%
                               10485 Elgin
                               Huntington Woods, MI 48070
Dave Muskovitz Associates      c/o Melvn Muskovitz                      34,156      0.08764%
  Limited Partnership          2101 Woodside
                               Ann Arbor, MI 48104
Jerry Muskovitz                6085 Ledgeway Drive                      34,156      0.08764%
                               West Bloomfield, MI 48322
Jerome Pershin Marital Trust   Helen Pershin, Trustee                   22,771      0.05843%
  Dated 2/13/75                25225 Franklin Park Drive
                               Franklin, MI 48025
Ran Family Limited Partnership 2025 W. Long Lake Road                    9,640      0.02473%
                               Suite 104
                               Troy, MI 48098
Phyllis Ring                   330 E. Strawberry Drive                  10,215      0.02621%
                               Mill Valley, CA 94941
Annette Stollman               7500 N.E. Dolphin Drive                   9,640      0.02473%
                               Bainbridge Island, WA 98110
Bernard H. Stollman Living     Bernard H. Stollman, Trustee             29,437      0.07553%
Trust UAD 8/17/87              2025 W. Long Lake Road
                               Suite 104
                               Troy, MI 48098
Gerald H. Stollman             4864 Hidden Lane                         17,025      0.04368%
                               West Bloomfield, MI 48323
Melvyn J. Stollman Trust       Bernard H. Stollman, Trustee             29,481      0.07564%
                               2025 W. Long Lake Road
                               Suite 104
                               Troy, MI 48098
Estate of Phillip Stollman     Bernard H. Stollman and                  43,071      0.11051%
                               Gerald  H. Stollman, Personal
                               Representatives
                               2025 W. Long Lake Road
                               Suite 104
                               Troy, MI 48098
West Side Real Estate Corp.    Bernard H. Stollman,                      3,405      0.00874%
                               President
                               2025 W. Long Lake Road
                               Suite 104
                               Troy, MI 48098
William S. Beinecke            99 Park Avenue                            1,946      0.00499%
                               Suite 2200
                               New York, New York 10016
Robert K. Kraft                c/o  Chestnut Hill Management             1,946      0.00499%
                               Corp.
                               One Boston Place
                               Boston, MA 02108
Robert J. Sharp                121 Middlebrook Farm Road                 1,946      0.00499%
                               Wilton, CT 06897
Estate of Ross D. Siragusa     c/o Melvyn H. Schneider                  11,672      0.02995%
                               Altschuler,  Melvoin & Glass,
                               LLP
                               2029 Century Park East
                               Suite 3100
                               Los Angeles, CA 90007
Patricia  D.  Moore  Trust No. 51267 Windsor Manor Court                 6,687      0.01716%
413                            South Bend, IN 46530
The Enid Barden Trust of       Enid Barden, Trustee                     11,758      0.03017%
  June 28, 1995                74 E. Long Lake Road
                               Bloomfield  Hills,  MI 48304-
                               2379
Fairway Property Company       32270 Telegraph Road                      5,324      0.01366%
                               Suite 200
                               Birmingham, MI 48205
David A. Gumenick              30160 Orchard Lake Road - 110             7,454      0.01913%
                               Farmington Hills, MI 48334
David Herskovitz               1055 Trailridge Lane                      2,130      0.00547%
                               Atlanta, GA 30338
Constance W. Jacob             8344 Hendrie                              2,662      0.00683%
                               Huntington Woods, MI 48070
The Howard J. Leshman          Howard J. Leshman, Trustee                7,839      0.02011%
Revocable Trust Dated May 20,  74 E. Long Lake Road
1983 as Amended and Restated   Bloomfield Hills, MI 48304-2379
on March 4, 1998
Lyle Properties Limited        Marc W. Pomeroy, General                 11,758      0.03017%
Partnership                    Partner
                               74 E. Long Lake Road
                               Bloomfield  Hills,  MI 48304-2379
Marvin Novick                  12820 Burton                                331      0.00085%
                               Oak Park, MI 48237
David K. Page                  2290 First National Building              7,986      0.02049%
                               Detroit, MI 48226
Keith J. Pomeroy Trust of      Keith J. Pomeroy, Trustee                22,406      0.05749%
12/13/76 as Amended and        74 E. Long Lake Road
Restated 6/28/95               Bloomfield  Hills,  MI 48304-2379
David Sillman                  6421 Inkster Road                        31,965      0.08202%
                               Suite 200
                               Bloomfield Hills, MI 48301
Lionel J. Stober Trust         Lionel J. Stober, Trustee                 5,324      0.01366%
                               6013 Shawdow Lake Drive
                               Toledo, OH 43623
Ruth Stober                    6670 Vachon Court                         5,324      0.01366%
                               Bloomfield Hills, MI 48301
Ari Stutz                      732 W. Grace Street                       2,662      0.00683%
                               Apartment 2W
                               Chicago, IL  60613
Jonah L. Stutz                 29757 Farmbrook Villa Lane                5,324      0.01366%
                               Southfield, MI 48034
Leah Stutz                     6677 Girvin                               2,662      0.00683%
                               Oakland, CA 94611
Steven I. Victor Trust         401 S. Old Woodward                       5,324      0.01366%
                               Suite 333
                               Birmingham, MI 48009
Woodridge Properties Limited   Stephen R. Polk, Managing                15,972      0.04098%
Partnership                    General Partner
                               26955 Northwestern Highway
                               Southfield, MI 48034
Richard Bacas                  2413 N. Edgewood Street                   2,136      0.00548%
                               Arlington, VA  22207-4926
Julie Belinkie                 1120   Connecticut   Ave  NW,             7,854      0.02015%
                               #1200
                               Washington, DC  20036
David Bender                   1120   Connecticut   Ave  NW,             7,854      0.02015%
                               #1200
                               Washington, DC  20036
Jay Bender                     12721 Maidens Bower Dirve                 6,283      0.01612%
                               Potomac, MD  20854-6052
Lisa Bender-Feldman            2579 Eagle Run Lane                       6,283      0.01612%
                               Ft. Lauderdale, FL 33327
Scott M. Bender Revocable      12700 Glen Mill Road                      6,283      0.01612%
Trust dated 4/20/98            Potomac, MD  20854
Barbara Bender-Laskow          8303 Larkmeade Terrace                    7,854      0.02015%
                               Potomac, MD  20854
Caplin Family Investments, LLC c/o Mortimer Caplin                     111,705      0.28661%
                               Caplin & Drysdale
                               One Thomas Circle
                               Washington, DC 20005
Michael A. Caplin              8477 Portland Place, NW                  26,284      0.06744%
                               McLean, VA  22102
Jeremy O. Caplin               360 Ardwood Road                         39,425      0.10116%
                               Earlysville, VA  22936
Catherine Caplin               1219 Sunset Plaza Drive, #7              32,854      0.08430%
                               Los Angeles, CA  90069-1254
The Caplin Family Trust        P.O. Box 854                             32,854      0.08430%
                               Pebble Beach, CA 93953
Estate of Yetta K. Cohen       1650 Tysons Boulevard, #620             150,991      0.38741%
                               McLean, VA  22102
Community Realty Company, Inc. 6305 Ivy Lane, Suite 210                160,360      0.41145%
                               Greenbelt, MD 20770
Benedict C. Cosimano           3505 Fulton Street, NW                    2,136      0.00548%
                               Washington, DC  20007
Samuel Diener,Jr. Revocable    Samuel Diener, M.D., Trustee             16,758      0.04300%
Trust                          786 Eastern Point Road
                               Annapolis, MD  21401
Clarence Dodge, Jr. Revocable  5146 Palisade Lane                      154,036      0.39522%
Trust dated 1/10/92            Washington, DC  20016
Marcia Esterman Living Trust   Marcia Esterman, Trustee                  7,900      0.02027%
                               5709 Mayfair Manor Drive
                               Rockville, MD  20852
Lydia Funger McClain           12201 Lake Potomac Terrace               21,807      0.05595%
                               Potomac, MD  20854
William S. Funger              6 Great Elm Court                        21,807      0.05595%
                               Potomac, MD  20854
Keith P. Funger                10530 South Glen Road                    21,807      0.05595%
                               Potomac, MD  20854
Morton Funger                  1650 Tysons Boulevard, #620             150,898      0.38717%
                               McLean, VA  22102
Bernard S. Gewirz              1730 K Street, NW #1204                  50,219      0.12885%
                               Washington, DC  20006
Bernard and Sarah Gewirz       1730 K Street, NW #1204                  16,000      0.04105%
Foundation                     Washington, DC  20006
Carl S. Gewirz                 1730 K Street, NW #1204                  23,071      0.05920%
                               Washington, DC  20006
Steven B. Gewirz               1730 K Street, NW  #1204                  7,150      0.01835%
                               Washington, DC  20006
Michael AK Gewirz              1730 K Street, NW  #1204                  9,534      0.02446%
                               Washington, DC  20006
Diane Goldblatt                Apt 420                                   5,713      0.01466%
                               10500 Rockville Pike
                               Rockville, MD  20852
Herbert Goldblatt              11936 Canfield Road                       5,713      0.01466%
                               Potomac, MD  20854
Barbara Goldman                1624 Belvedere Boulevard                  7,900      0.02027%
                               Silver Spring, MD  20902
Theodore L. Gray               1200 Jossie Lane                          1,971      0.00506%
                               McLean, VA  22102
Eileen Greenberg               1120   Connecticut   Ave  NW,             7,854      0.02015%
                               #1200
                               Washington, DC  20036
Hermen Greenberg               1050   Connecticut  Ave.,  NW         1,006,836      2.58333%
                               #444
                               Washington, DC  20036
William Kaplan                 19674 Waters End Drive, #1002            83,779      0.21496%
                               Boca Raton, Florida 33434
Herman Kraft                   Sunrise Assisted Living, #212             2,628      0.00674%
                               5910 Wilson Blvd.
                               Arlington, VA  22205
Patricia A. Mancuso            11912 Tallwood Court                        493      0.00126%
                               Potomac, MD  20854
Charles and Lupe Mancuso,      9421 Reach Road                             493      0.00126%
T.B.T.E.                       Potomac, MD  20854
Melanie F. Nichols             21 Crescent Lane                         21,801      0.05594%
                               San Anselmo, CA  94960
Jeffrey W. Ochsman             9505 Newbridge Drive                     21,807      0.05595%
                               Potomac, MD  20854
Bruce D. Ochsman               8905 Hunt Valley Court                   21,807      0.05595%
                               Potomac, MD  20854
Ralph Ochsman                  1650 Tysons Boulevard, #620             150,898      0.38717%
                               McLean, VA  22102
Michael P. & Esther K. Ochsman Tenants By the Entirety                  21,807      0.05595%
                               5600 Wisconsin Avenue
                               Chevy Chase, MD  20815
Sharon Lynn Ochsman            c/o Terri Weisenberger                   21,807      0.05595%
                               1650 Tysons Blvd. #620
                               McLean, VA  22102
Wendy A. Ochsman               90720 Holloway Hill Court                21,807      0.05595%
                               Potomac, MD  20854
Ralmor Corporation             c/o Terri Weisenberger                  392,503      1.00708%
                               1650 Tysons Blvd., #620
                               McLean, VA  22102
Jerome Shapiro                 9511 Orion Court                          7,903      0.02028%
                               Burke, VA  22015
Sophie B. Shapiro Family Trust c/o Bobbie Goldman                       62,369      0.16003%
                               1624 Belvedere Boulevard
                               Silver Spring, MD  20902
Albert H. Small                1050   Connecticut  Ave.,  NW         1,006,836      2.58333%
                               #444
                               Washington, DC  20036
David Stearman                 5630 Wisconsin Avenue, #1007             83,779      0.21496%
                               Chevy Chase, MD  20815
Juanita H. West Trust          c/o Martin R. West III                   19,255      0.04940%
                               3 Farm Haven Court
                               Rockville, MD  20852
Martin R. West, III            3 Farm Haven Court                        5,776      0.01482%
                               Rockville, MD  20852
Arthur Baitch                  119 Swan Hill Court                      14,785      0.03794%
                               Baltimore, MD  21208
Stuart Brager                  6 Schloss Court                           4,290      0.01101%
                               Baltimore, MD  21208-1926
David C. Browne                910 Rambling Drive                       77,222      0.19814%
                               Baltimore, MD  21228
C. Coleman Bunting, Jr.        RD 1, Box 140                            15,369      0.03943%
                               Selbyville, DE  19975
Genine Macks Fidler            4750 Owings Mills Blvd                  101,126      0.25947%
                               Owings Mills, MD  21117
Josh E. Fidler                 4750 Owings Mills Blvd                   72,539      0.18612%
                               Owings Mills, MD  21117
Thomas O'R. Frech              16 Deer Woods Ct                          9,473      0.02431%
                               Glen Arm, MD  21057
Melvin Friedman, M.D.          8108 Anita Rd.                           10,738      0.02755%
                               Baltimore, MD  21208
George H. Greenstein           7724 Grasty Rd.                           9,771      0.02507%
                               Baltimore, MD  21208
Mildred Hemstetter             47-H Queen Anne Way                       2,123      0.00545%
                               Chester, MD  21619
Sanford G. Jacobson            Suite 616, 901 Dulaney Valley            17,620      0.04521%
                               Rd.
                               Towson, MD  21204
James C. Johnson and           3955 Olean Gateway                        2,145      0.00550%
  Sandra J. Johnson            Linkwood, MD  21835
William R. Kahn                7903 Long Meadow Rd.                      8,279      0.02124%
                               Baltimore, MD  21208
Kanode Partnership             8213 A Stevens Rd.                       77,222      0.19814%
                               Thurmont, MD  21788
Allan Krumholz and             5404 Springlake Way                       4,290      0.01101%
  Francine Krumholz            Baltimore, MD  21212
Burton H. Levinson             11 Slade Ave #316                        22,947      0.05888%
                               Baltimore, MD  21208
Eugene K. Lewis and            842 Wyndemere Way                         3,600      0.00924%
 Suzanne D. Lewis              Naples, FL  34105
Arthur  M.  Lopatin  Revocable 11312 Wingfood Dr.                        4,931      0.01265%
Trust                          Boynton Beach, FL  33437
Lawrence Macks                 4750 Owings Mills Blvd                  173,664      0.44559%
                               Owings Mills, MD  21117
Martha Macks                   3908 N. Charles St., #500                90,886      0.23319%
                               Baltimore, MD  21218
Morton J. Macks                4750 Owings Mills Blvd                  343,442      0.88120%
                               Owings Mills, MD  21117
Joseph M. Mosmiller            687 Ardmore Lane                          4,290      0.01101%
                               Naples, FL  34108
N & C Partnership              P.O. Box 26260                            9,982      0.02561%
                               Baltimore, MD 21210
Orlinsky Family Limited        899 N.E. 32nd Street                      2,145      0.00550%
Partnership                    Boca Raton, FL  33431
Albert Perlow                  7903 Winterset Ave.                       4,290      0.01101%
                               Baltimore, MD  21208
Anne Louise Perlow             10 Talton Court                           6,435      0.01651%
                               Baltimore, MD  21208
Alleck A. Resnick              3402 Old Forest Rd.                       4,290      0.01101%
  Harriet Resnick              Baltimore, MD  21208
Stanley Safier                 6210 Frankford Ave.                       4,290      0.01101%
                               Baltimore, MD  21206
Arnold Sagner                  PO Box 416                               11,065      0.02839%
                               Ellicott City, MD  21041
Donald I. Saltzman             3407 Engelmeade Rd.                       5,434      0.01394%
                               Baltimore, MD  21208
Murray Saltzman                8216 N.W. 80th Street                     2,145      0.00550%
                               Tamarac, FL  33321
William G. Scaggs              1520 Royal Palm Way                       8,579      0.02201%
                               Boca Raton, FL  33432
Earle K. Shawe                 c/o Shawe & Rosenthal                    29,645      0.07606%
                               20 S. Charles Street
                               Baltimore, MD  21201
Steven D. Shawe                Shawe & Rosenthal                         5,014      0.01286%
                               20 S. Charles Street
                               Baltimore, MD  21201
Karolyn Solomon                3706 Breton Way                           4,991      0.01281%
                               Baltimore, MD  21208-1707
William B. Warren              Dewey  Ballantine LLP                     2,145      0.00550%
                               1301 Avenue of Americas
                               New York, NY  10019
Robert M. Wertheimer           9 Greenlea Drive                          2,145      0.00550%
                               Baltimore, MD  21208
Leonard Klorfine               1105 Bryn Tyddyn Drive                  170,312      0.43698%
                               Gladwyne, PA 19035
Greenacres Associates          1105 Bryn Tyddyn Road                    59,896      0.15368%
                               Gladwyne, PA 19035
Ridley Brook Associates        1105 Bryn Tyddyn Road                    97,917      0.25123%
                               Gladwyne, PA 19035
Community Investment           120 Albany Street                        64,150      0.16460%
Strategies, Inc.               8th Floor
                               New   Brunswick,  New  Jersey
                               08901
Louis J. Siegel                The Siegel Organization                     143      0.00037%
                               20 Pleasant Ridge Drive
                               Suite A
                               Owings Mills, MD 21117
Andrew N. Siegel               The Siegel Organization                     143      0.00037%
                               20 Pleasant Ridge Drive
                               Suite A
                               Owings Mills, MD 21117
Ronald Altman                  38 Crawford Road                        162,062      0.41582%
                               Harrison, NY 10528
Cottonwood Associates          c/o The Gateside Corporation              2,446      0.00628%
                               555 Theodore Fremd Avenue
                               Suite B-304
                               Rye, New York 10580
Estate of David M. Dolgenos    Ronald Altman, Executor                 556,675      1.42831%
                               Weissbarth, Altman &
                               Michaelson
                               156 W. 56th Street
                               New York, New York 10019
Norman Feinberg                c/o The Gateside Corporation            162,057      0.41580%
                               555 Theodore Fremd Avenue
                               Suite B-304
                               Rye, New York 10580
Gateside-Bryn Mawr Company,    c/o The Gateside Corporation              5,603      0.01438%
L.P.                           555 Theodore Fremd Avenue
                               Suite B-304
                               Rye, New York 10580
King Road Associates           c/o The Gateside Corporation             22,899      0.05875%
                               555 Theodore Fremd Avenue
                               Suite B-304
                               Rye, New York 10580
Sagar Points, Inc.             c/o Joel A. Poretsky, Esq.               58,858      0.15102%
                               Parker Chapin LLP
                               405 Lexington Avenue
                               New York,  New York 10174
Staf-Arms Corp.                c/o Joel A. Poretsky, Esq.              225,689      0.57907%
                               Parker Chapin LLP
                               405 Lexington Avenue
                               New York,  New York 10174
Helene Sterling Trust Under    Helene Sterling, Trustee                  6,398      0.01642%
  Trust dated 4/14/89          12 Schoolhouse Lane
                               Great Neck, New York 11020
TOTAL UNITS/INTERESTS                                           38,974,356.899       100.00%
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